UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.)

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AADI BIOSCIENCE, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Your Vote Counts!
AADI BIOSCIENCE, INC. 2022 Annual Meeting of Stockholders Vote by June 13, 2022 11:59 PM ET

AADI BIOSCIENCE, INC. 17383 SUNSET BOULEVARD, SUITE A250 PACIFIC PALISADES, CA 90272

D81756-P74631

Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to be Held on June 14, 2022.

You invested in AADI BIOSCIENCE, INC. and it’s time to vote!

You have the right to vote on proposals being presented at the Annual Meeting.

Get informed before you vote

View the Notice, Proxy Statement and 2021 Annual Report online at www.ProxyVote.com OR you can receive a free paper or email copy of the material(s) by requesting prior to May 31, 2022. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 (toll-free from the U.S., U.S. territories and Canada) or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

    *Please check the meeting materials for any special requirements for meeting attendance.

V1.1

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming Stockholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Voting Items	Board Recommends

1.	To elect two Class II directors to serve on the Company’s board of directors until the Company’s 2025 Annual Meeting of Stockholders and until their successors are duly elected and qualified, or until their earlier resignation, death or removal:

Nominees:

	01) Anupam Dalal, M.D.	For
02) Karin Hehenberger, M.D., Ph.D.

2.	To ratify the appointment of BDO USA LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022.	For

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

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D81757-P74631